Annual Report

Summit Income Funds

October 31, 2001

T. Rowe Price


Report Highlights
--------------------------------------------------------------------------------

Summit Income Funds

o The Federal Reserve's relentless easing of monetary policy created a favorable environment for most bonds but resulted in lower yields on money market funds.

o Aided by below-average expenses and successful strategies, both the Summit Cash Reserves and Summit GNMA Funds outperformed their Lipper peer group averages for the 6- and 12-month periods.

o GNMA securities provided solid returns but lagged Treasuries due to rising mortgage prepayments. o Continued economic malaise and further Fed easing augur well for bond performance in the months ahead, but money market rates will likely trend lower.

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Fellow Shareholders

Strong bond market performance, including GNMAs, was about the only good news for investors in the past six months, a period that will always be remembered for the shattering events of September 11. The fragile U.S. economy and need for increased liquidity following the terrorist attacks prompted the Federal Reserve to reduce short-term interest rates five times during the period and again in early November, bringing the federal funds target rate to a 40-year low of 2%. This, in turn, trimmed returns on money market funds.

Interest Rate Levels

                                Current Coupon GNMA    90-Day Treasury Bill

10/31/00                                       7.43                    6.36
11/30/00                                       7.19                    6.26
12/31/00                                       6.87                    5.84
1/31/01                                        6.55                    4.99
2/28/01                                        6.53                    4.85
3/31/01                                        6.51                    4.28
4/30/01                                        6.75                    3.88
5/31/01                                        6.72                    3.61
6/30/01                                        6.83                    3.65
7/31/01                                        6.36                    3.52
8/31/01                                        6.28                    3.36
9/30/01                                        6.00                    2.37
10/31/01                                       5.62                    2.01

     In contrast to the steady decline in short-term rates, rates on GNMA securities mirrored longer-term Treasuries, fluctuating in a narrow range for most of the year (see chart). At the end of October, however, the Treasury shook up this pattern by announcing that it was suspending 30-year Treasury bond issuance. Investors rushed to lock up the existing supply of long-term bonds, pushing yields on both 30- and 10-year securities well below 5%. Since GNMA yields tend to track the 10-year Treasury note, they also dropped at month-end, but not as sharply.

     Returns on U.S. government mortgage-backed securities were strong for the last 6 and 12 months but lagged Treasuries because a decline in interest rates is a mixed blessing for mortgage bonds. As typically happens when longer-term interest rates fall significantly, a rising tide of homeowners took advantage of declining rates to refinance their mortgages. The resulting increase in prepayments of existing mortgages reduces the appeal of mortgage-backed securities for two reasons: investors may have difficulty replacing the lost income with securities of comparable quality, and they may suffer a capital loss if their securities had originally been purchased at a price over par value (a premium).

SUMMIT CASH RESERVES FUND

     The Federal Reserve's actions to arrest the economy's slide have been central to your fund's total return, which is generated solely from income. From early January through early November, the Fed lowered the federal funds target rate four and a half percentage points in 10 steps. Because money market rates track the fed funds rate, the yields on our new investments tended to be successively lower as the year progressed. For example, the 90-day Treasury bill yield plunged from 6.36% to 2.01% over the 12 months ended October 31. Your fund's returns were affected by this decline but exceeded the average returns generated by the Lipper peer group. Twelve-month performance through October 31 ranked in the top 5% of all money market funds-16th out of 365 funds.* Results reflected the fund's lower-than-average expense ratio and our strategy.

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 10/31/01                     6 Months               12 Months
--------------------------------------------------------------------------------

Summit Cash Reserves Fund                      1.87%                   4.78%

Lipper Money Market Funds
Average                                        1.53                    4.17


     Throughout the past 12 months, we consistently maintained a longer weighted average maturity (WAM) than that of the average money fund by 10 to 20 days. This strategy enabled us to retard the rate at which we had to replace maturing investments with new, lower-yielding ones. At the time of our last report to you, our WAM was 74 days, but we shortened it a bit in recent months to 68 days-still about 10 days longer than our average competitor fund. To a major extent this shift reflected a flattening of the money market yield curve, which meant that the yield advantage of longer maturities was steadily shrinking. That trend plus a slight increase in the previously tight supply of commercial paper steered us toward purchases of three- and six-month commercial paper with relatively attractive yields. As a result, holdings of commercial paper increased in relation to negotiable certificates of deposit, as you can see in the Sector Diversification table following this letter. Exposure to floating-rate instruments decreased over the last six months because we preferred to hold fixed-rate instruments in a declining interest rate environment.

     The portfolio's overall credit quality remained very high as a conservative stance seemed prudent in view of the deteriorating economic environment and the steady erosion of the yield premium offered by slightly lower-quality instruments.

* Returns for five years and since inception (10/29/93) ranked in the top 10% according to Lipper Inc.: 18th of 251 funds and 16th of 173 funds, respectively. Past performance cannot guarantee future results.

SUMMIT GNMA FUND

     Your fund provided strong returns of 6.97% and 13.29% for the last six and 12 months, respectively, exceeding both its Lipper peer group average and the Salomon Smith Barney GNMA Index for both periods. The favorable showing versus the Lipper GNMA Funds Average was aided by the fund's below-average expense ratio and our strategy. As of October 31, the fund's performance was in the top quartile of its Lipper GNMA funds group for the past one- and five-year periods and since its inception on October 29, 1993.*


Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 10/31/01                     6 Months               12 Months
--------------------------------------------------------------------------------

Summit GNMA Fund                               6.97%                  13.29%

Salomon Smith Barney
GNMA Index                                     6.36                   12.52

Lipper GNMA Funds Average                      6.30                   12.13


     Our strategy during the period focused on reducing the impact on the fund of rising prepayment risk and reaping some benefits from the overall rise in bond prices. While yields on GNMAs and other mortgage-backed securities did not fall as far as Treasury yields, the yield curve did steepen, meaning that longer-term securities provided an increasing yield advantage over short-term ones. As prepayments reduced the duration of the mortgage sector's benchmark index from 2.8 years to 1.5 years, we took steps to stem the decline so as to participate more fully in the rally. (Duration is a measure of a bond's price sensitivity to interest rate changes. For example, a bond with a duration of two years should rise about 2% in price for each one- percentage-point drop in interest rates, and vice versa.) Even so, as you can see in the Key Statistics table, the fund's duration dipped from 3.8 years to 2.0 years.

     In this environment, we maintained significant exposure to collateralized mortgage obligations (CMOs), which have more assured cash flows than conventional mortgage securities. We also added to holdings of Treasury securities and AAA rated asset-backed securities, such as bonds backed by credit card debt or home equity loans. Neither Treasuries nor most asset-backed securities are exposed to prepayments.


OUTLOOK

     The bond market should fare well against a backdrop of stagnant to possibly negative economic growth. In the aftermath of the terrorist attacks on the U.S., domestic and global growth is expected to slow even more than had been anticipated. We look for further rate cuts since the Fed has stated that "the risks are weighted mainly toward conditions that may generate economic weakness."

     Looking at the mortgage market specifically, we think that the current burst of prepayments will taper off when the Fed finishes its easing cycle and interest rates begin fluctuating in a range. Mortgage-backed securities have provided excellent returns despite the rise in prepayments, and their attractive yields and high credit quality should draw additional investors when prepayments start slowing.

     Short-term rates are likely to fall further as the Fed continues to ease. In past periods of economic weakness, the Fed has pushed "real" rates (nominal rates less the inflation rate) to zero. If, as we anticipate, the Fed follows this strategy, money market fund returns will inevitably trend somewhat lower. We will endeavor to cushion Summit Cash Reserves' income as much as possible, but of course our number one goal for this fund is safety of principal.

* For the one-year, five-year, and since-inception periods, the fund ranked 10th of 59, 6th of 39, and 6th of 28 funds, respectively. Past performance cannot guarantee future results.



     Respectfully submitted,
     Edward A. Wiese
     Chairman of the Investment Advisory Committee
     Summit Cash Reserves Fund


     Connice A. Bavely
     Chairman of the Investment Advisory Committee
     Summit GNMA Fund
     November 19, 2001

     The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the fund's investment program.


T. Rowe Price Summit Income Funds
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Portfolio Highlights
--------------------------------------------------------------------------------

  KEY STATISTICS
                                            4/30/01                10/31/01

  Summit Cash Reserves Fund
  ------------------------------------------------------------------------------

  Price Per Share                              1.00                    1.00

  Dividends Per Share

     For 6 months                             0.028                   0.019

     For 12 months                            0.059                   0.047

  Dividend Yield
  (7-Day Compound)*                            4.90%                   2.73%

  Weighted Average
  Maturity (days)                                74                      68

  Weighted Average Quality**             First Tier              First Tier


  Summit GNMA Fund
  ------------------------------------------------------------------------------

  Price Per Share                              9.66                   10.04

  Dividends Per Share

     For 6 months                              0.30                    0.28

     For 12 months                             0.61                    0.58

  30-Day Dividend Yield *                      5.99%                   5.48%

  30-Day Standardized
  Yield to Maturity                            6.01                    5.41

  Weighted Average
  Maturity (years)                              5.8                     2.3

  Weighted Average Effective
  Duration (years)                              3.8                     2.0

  Weighted Average
  Quality ***                                   AAA                     AAA

  * Dividends earned for the last 30 days of each period indicated (7 days for the money fund) are annualized and divided by the fund's net asset value at the end of the period.

 ** All securities purchased in the money fund are rated in the two highest categories (tiers) as estab-lished by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.
*** Based on T. Rowe Price research.


T. Rowe Price Summit Income Funds
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

  SECTOR DIVERSIFICATION

                                         Percent of              Percent of
                                         Net Assets              Net Assets
                                            4/30/01                10/31/01

  Summit Cash Reserves Fund

  U.S. Negotiable Bank Notes                      0%                      1%

  Certificates of Deposit                        44                      29

     Domestic Negotiable CDs                      4                       2

     Eurodollar Negotiable CDs                   18                      12

     U.S. Dollar Denominated
     Foreign Negotiable CDs                      22                      15

  Commercial Paper and
  Medium-Term Notes                              51                      61

     Banking                                     12                      21

     Asset-Backed                                17                      19

     Telecommunications                           2                       5

     Petroleum                                    2                       2

     Investment Dealers                           3                       2

     All Other                                   15                      12

  Foreign Government
  and Municipal Notes                             1                       4

  Funding Agreements                              3                       3

  Other Assets Less
  Liabilities                                     1                       2

  Total                                         100%                    100%

  Fixed-Rate Obligations                         86                      89

  Floating-Rate Instruments                      14                      11
  Summit GNMA Fund

  GNMA Pass-Throughs                             69%                     70%

  CMOs                                           10                       8

  Conventional Pass-Throughs                     11                       7

  Non-Agency Mortgages                            4                       5

  U.S. Treasury Securities                        1                       3

  Reserves*                                       2                       2

  Asset-Backed Securities                         1                       2

  Project Loans                                   2                       2

  Other U.S. Government
  Agency Securities                            --                         1

  Total                                         100%                    100%


*Includes short-term obligations and other assets less liabilities.


T. Rowe Price Summit Income Funds
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Performance Comparison
--------------------------------------------------------------------------------

     These charts show the value of a hypothetical 25,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

     Summit                 Cash                  Reserves                  Fund
     ---------------------------------------------------------------------------

                                                                Summit Cash
                                             Lipper           Reserves Fund

     10/29/93                                 25000                   25000
     10/31/94                                 25821                   25901
     10/31/95                                 27199                   27372
     10/31/96                                 28538                   28803
     10/31/97                                 29955                   30337
     10/31/98                                 31466                   31961
     10/31/99                                 32892                   33518
     10/31/00                                 34760                   35535
     10/31/01                                 36270                   37235

     Summit GNMA Fund
--------------------------------------------------------------------------------

                        Salomon Smith
                    Barney GNMA Index         Lipper GNMA         Summit GNMA
     10/29/93                   25000               25000               25000
     10/31/94                   24648               24267               24583
     10/31/95                   28322               27739               28375
     10/31/96                   30357               29350               29928
     10/31/97                   33102               31872               32673
     10/31/98                   35457               34065               34991
     10/31/99                   36589               34632               35479
     10/31/00                   39494               37025               38021
     10/31/01                   44439               41594               43073


T. Rowe Price Summit Income Funds
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Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.



     Periods Ended                                           Since    Inception
     10/31/01           1 Year    3 Years    5 Years     Inception         Date

     Summit Cash
     Reserves Fund        4.78%      5.22%      5.27%         5.10%    10/29/93

     Summit GNMA Fund    13.29       7.17       7.55          7.03     10/29/93


     Investment return represents past performance and will vary. Shares of the bond fund may be worth more or less at redemption than at original purchase, as its principal value will fluctuate. Investments in the money fund are not insured or guaranteed by the FDIC or any other government agency. Although it seeks to preserve the value of your investment at 1.00 per share, it is possible to lose money by investing in the fund. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. T. Rowe Price Summit Cash Reserves Fund

T. Rowe Price Summitt Cash Reserves Fund
--------------------------------------------------------------------------------

Financial Highlights             For a share outstanding throughout each period

                            Year
                           Ended
                        10/31/01   10/31/00   10/31/99   10/31/98   10/31/97

NET ASSET VALUE
Beginning of
period                     1.000      1.000      1.000      1.000      1.000

  Investment
  activities
  Net investment
  income (loss)            0.047      0.059      0.048      0.052      0.052

Distributions
  Net investment
  income                  (0.047)    (0.059)    (0.048)    (0.052)    (0.052)

NET ASSET VALUE
End of period              1.000      1.000      1.000      1.000      1.000

Ratios/Supplemental Data

Total return(diamond)       4.78%      6.02%      4.87%      5.35%      5.33%

Ratio of total expenses
to average net assets       0.45%      0.45%      0.45%      0.45%      0.45%

Ratio of net investment
income (loss) to average
net assets                  4.65%      5.85%      4.78%      5.24%      5.18%

Net assets, end of period
(in millions)              2,879      2,544      2,441      1,885      1,303

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Summit GNMA Fund
--------------------------------------------------------------------------------



Financial Highlights            For a share outstanding throughout each period
--------------------------------------------------------------------------------

                            Year
                           Ended
                        10/31/01   10/31/00   10/31/99   10/31/98   10/31/97

NET ASSET VALUE
Beginning
of period                   9.41       9.39       9.87       9.83       9.65

Investment activities
  Net investment
  income (loss)             0.58       0.62       0.61              0.640.67

  Net realized
  and unrealized
  gain (loss)               0.63       0.02      (0.48)      0.04       0.18

  Total from
  investment
  activities                1.21       0.64       0.13       0.68       0.85

Distributions
  Net investment
  income                   (0.58)     (0.62)     (0.61)     (0.64)     (0.64)

  Tax return
  of capital                           --         --         --      -(0.03)

  Total distributions      (0.58)     (0.62)     (0.61)     (0.64)     (0.67)

NET ASSET VALUE
End of period              10.04       9.41       9.39       9.87       9.83

Ratios/Supplemental Data
Total return(diamond)      13.29%      7.16%      1.39%      7.10%      9.17%

Ratio of total expenses
to average net assets       0.60%      0.60%      0.60%      0.60%      0.60%

Ratio of net investment
income (loss) to average
net assets                  5.99%      6.71%      6.41%      6.47%      6.91%

Portfolio turnover rate     71.0%      72.7%      89.9%      83.8%     111.8%

Net assets, end of period
(in thousands)            92,204     62,885     63,843     46,571     29,530


(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Summit Cash Reserves Fund
--------------------------------------------------------------------------------
                                                           October 31, 2001

Statement of Net Assets                                         Par      Value
--------------------------------------------------------------------------------
                                                                 In thousands

  BANK NOTES  1.3%

  American Express
  Centurion Bank, VR,
     2.64%, 11/1/01                         $18,000                 $18,000

  First Union National, VR,
     3.59%, 12/6/01                           5,000                   5,008

  Marshall & llsley Bank,
     6.75%, 12/3/01                          10,000                  10,000

  PNC Bank, VR,
     2.53%, 11/26/01                          6,000                   6,002

  Total Bank Notes
     (Cost 39,010)                                                   39,010


  CERTIFICATES OF DEPOSIT  28.7%

  Abbey National Treasury Services (London)
     3.75%, 1/16/02                          46,000                  46,005
     4.20%, 5/30/02                          20,000                  20,000

  Allfirst Bank,
     VR, 3.52%, 11/30/01                     24,750                  24,748

  Barclays Bank,
     5.28%, 1/9/02                           30,000                  30,003

  Bayerische Landesbank
  Girozentrale (London)
     4.09%, 8/2/02                           15,000                  15,038
     5.00%, 2/5/02                           25,000                  25,000
     5.16%, 2/19/02                          15,000                  14,997
  BNP Paribas
     2.29%, 4/15/02                          40,000                  40,000
     4.07%, 7/9/02                           21,000                  21,000

  Commerzbank
     2.31%, 4/15/02                          35,000                  35,000
     4.22%, 5/22/02                          22,000                  22,001

  Commonwealth Bank
  of Australia,
     4.15%, 6/5/02                           25,000                  25,011

  Credit Agricole
  Indosuez, 4.13%, 6/5/02
     (London)                                10,000                  10,000

  Deutsche Bank,
     5.12%, 2/8/02                           20,000                  20,001

  Dexia Bank Belgium,
     3.57%, 8/27/02                          48,000                  47,996

  Dresdner Bank,
     5.07%, 2/6/02                           11,000                  11,000

  Landesbank
  Baden-Wuerttemburg,
     6.15%, 12/18/01                         24,000                  24,061

  Landesbank Hessen
  Thuringen,
     3.82%, 6/24/02                          24,000                  23,969

  Mercantile Safe
  Deposit & Trust,
     5.28%, 1/25/02                           8,500                   8,500

  Merita Bank,
     4.13%, 5/10/02                          40,000                  40,000

  Natexis Banque,
     3.53%, 12/24/01                         47,000                  47,000

  National Australia Bank,
     4.43%, 4/12/02                          25,000                  25,001

  National City Bank of Indiana,
     5.00%, 2/4/02                           25,000                  25,000

  Nordeutsche Landesbank
     3.64%, 12/24/01                         30,000                  30,002

     3.74%, 1/14/02                         $49,000                 $49,011

     4.11%, 5/20/02                          10,000                   9,994

  Northern Rock,
     2.50%, 11/9/01                          40,000                  40,000

  San Paolo IMI,
     5.40%, 1/18/02                          20,000                  20,004

  Svenska Handelsbanken,
     5.00%, 2/7/02                           20,000                  20,023

  Westdeutsche Landesbank
  Girozentrale (London),
     4.50%, 4/17/02                          35,000                  35,000

  Westpac Banking,
     4.63%, 4/19/02                          20,000                  20,000

  Total Certificates
  of Deposit
  (Cost 825,365)                                                    825,365

  COMMERCIAL PAPER                                                     53.7%

  Alliance & Leicester,
     4(2), 2.20%, 1/17/02                    18,000                  17,915

  Alpine Securitization, 4(2)
     2.44%, 11/19/01                         14,686                  14,668
     2.52%, 11/2/01                          28,705                  28,703
     2.65%, 11/1/01                           2,000                   2,000

  Asset Portfolio Funding, 4(2)
     2.51%, 11/7/01                           4,131                   4,129
     2.65%, 11/8/01                           1,297                   1,297

  Asset Securitization
  Cooperative, 4(2),
     2.60%, 11/14/01                         10,000                   9,991

  AWB Finance Limited,
   4(2),
     2.50%, 11/7/01                          40,000                  39,983

  Bavaria TRR, 4(2),
     2.37%, 11/26/01                         42,000                  41,931

  Bellsouth, 4(2),
     3.05%, 12/12/01                         90,000                  89,687

  Ciesco
     2.22%, 1/10/02, 4(2)                    25,000                  24,892

     2.10%, 1/18/02                           9,000                   8,959

     2.33%, 12/11/01                          3,493                   3,484

     2.34%, 12/14/01                         12,500                  12,465

  Cingular Wireless, 4(2),

     2.65%, 11/9/01                           2,150                   2,149

  Citibank Credit Card
  Issuance Trust, 4(2),
     2.50%, 11/9/01                          25,000                  24,986

  Coca Cola, 4(2),
     2.53%, 11/6/01                           5,000                   4,998

  Corporate Asset
  Funding, 4(2),
     2.26%, 1/23/02                          50,000                  49,739


  Corporate Receivables, 4(2)
     2.31%, 12/7/01                          64,500                  64,352

     2.34%, 12/11/01                         20,000                  19,948

     3.08%, 12/6/01                          20,000                  19,940

  Countrywide Home Loans,
     2.34%, 11/29/01                         25,000                  24,954

  Delaware Funding, 4(2)
     2.48%, 11/20/01                         14,943                  14,923

     2.50%, 11/5/01                          15,000                  14,996

  Dover, 4(2), 2.50%, 11/7/01                          263               263

  Enterprise Funding, 4(2),
     2.35%, 12/19/01                         20,000                  19,937

  Falcon Asset Securitization, 4(2)
     2.35%, 11/29/01                         30,000                  29,945

     2.37%, 11/19 - 11/20/01                 13,139                  13,123

     2.40%, 11/13/01                          7,915                   7,909

     2.45%, 11/14/01                          6,273                   6,267

  FCAR Owner Trust,
     3.42%, 11/16/01                          1,100                   1,098

  Fortis Funding, 4(2)
     2.20%, 1/24/02                          35,000                  34,820

     2.55%, 2/11/02                           3,610                   3,584

  Glaxo Wellcome, 4(2)
     2.27%, 1/11/02                           2,700                   2,688

     3.22%, 12/7/01                           5,000                   4,984

  Golden Funding, 4(2)
     2.52%, 11/9 - 11/14/01                  11,533                  11,525

  Greenwich Funding, 4(2),
     2.10%, 2/1/02                            5,000                   4,973

  K2 LLC, 3.55%, 1/24/02                     16,500                  16,363

  Kitty Hawk Funding, 4(2),
     2.30%, 1/18/02                          18,110                  18,020

  Market Street Funding, 4(2)
     2.34%, 11/26/01                         39,000                  38,937

     2.40%, 11/19/01                         18,933                  18,910

     2.51%, 11/14/01                         10,000                   9,991

  Massmutual Funding, 4(2),
     3.25%, 1/7/02                           12,600                  12,524

  Nationwide Life Insurance, 4(2),
     2.50%, 11/14/01                          3,500                   3,497

  Northern States Power,
     2.55%, 11/19/01                         11,290                  11,276

  Oesterreichische Kontrollbank,
     2.37%, 12/10/01                         50,000                  49,872

  Park Avenue Receivables, 4(2)
     2.30%, 11/29/01                         11,000                  10,981

     2.50%, 11/2/01                          10,219                  10,218

  Pepsico, 4(2),
     2.52%, 11/13/01                         10,000                   9,992

  PNC Funding,
     2.53%, 11/7/01                          38,000                  37,984

  Preferred Receivables Funding, 4(2)

     2.22%, 12/5/01                           5,720                   5,708

     2.51%, 11/1/01                          31,950                  31,950

  Province of Quebec,
     2.37%, 12/3/01                         $ 1,000                 $   998

  Rio Tinto, 4(2)
     2.40%, 12/3/01                           5,082                   5,071

     2.54%, 11/8/01                           2,830                   2,829

  San Paolo IMI U.S. Financial

     2.50%, 3/6/02                           15,000                  14,870

     3.65%, 4/12/02                          27,000                  26,556

  Sand Dollar Funding, 4(2)

     2.40%, 11/16/01                         19,500                  19,481

     2.45%, 11/15/01                         34,675                  34,642

     2.52%, 11/8/01                          10,000                   9,995

  Shell Finance,
     2.32%, 12/5/01                           5,000                   4,989

  Sigma Finance, 4(2),
     3.65%, 1/15/02                           1,847                   1,833

  Societe Generale North America,
     2.50%, 11/5/01                          20,000                  19,994

  Sony Europe, 4(2),
     2.55%, 11/20/01                         25,000                  24,966

  Stadshypotek Delaware,
     2.27%, 1/18/02                          15,300                  15,225

  Tasmanian Public Finance, 4(2),
     3.48%, 11/13/01                         40,000                  39,954

  Telstra, 4(2),
     2.29%, 1/22/02                          35,000                  34,817

  Three Rivers Funding, 4(2)

     2.40%, 11/20/01                         20,000                  19,975

     2.50%, 11/5/01                           3,352                   3,351

  Tulip Funding, 4(2)
     2.29%, 1/23/02                          50,000                  49,736

     2.32%, 11/23/01                          4,000                   3,994

     2.34%, 12/19/01                         36,297                  36,184

     2.40%, 11/14/01                          2,000                   1,998


  UBS Finance, 2.65%,
     11/1/01                                 90,000                  90,000

  Variable Funding Capital, 4(2),
     2.58%, 2/21/02                           3,000                   2,976

  Verizon Global Funding, VR, 4(2),
     3.18%, 12/17/01                         27,000                  27,000

  Wal-Mart Funding, 4(2),
     2.50%, 11/7/01                          40,000                  39,984

  Wells Fargo Financial,
     2.31%, 12/10/01                         47,000                  46,882

  Total Commercial Paper
  (Cost 1,546,728)                                                1,546,728


  MEDIUM-TERM NOTES  11.6%

  3M, 6.33%, 12/12/01                        25,000                  25,000

  American Express Credit,
     6.50%, 8/12/02                           6,000                   6,119

  Associates Corp. of North America, VR,
     3.63%, 11/23/01                          5,000                   5,002

  AT&T Capital, VR,
     4.18%, 1/11/02                         $10,000                 $10,030

  Bank of Nova Scotia, VR,
     2.35%, 1/24/02                           5,000                   5,000

  BMW U.S. Capital, VR,
     3.59%, 11/15/01                         30,000                  30,005

  Caterpillar Financial Services
     VR, 2.54%, 1/18/02                      11,000                  11,003

     VR, 3.61%, 12/10/01                      5,290                   5,291

     FR, 3.98%, 11/1/01                      14,750                  14,785

  Credit Suisse First Boston, VR,
     3.52%, 12/10/01                         35,000                  35,000

  Dorada Finance, VR, (144a),
     2.50%, 11/15/01                         10,000                  10,000

  European Investment Bank,
     4.60%, 3/4/02                            5,100                   5,094

  Ford Motor Credit
     8.24%, 1/15/02                             500                     503
     VR, 2.49%, 1/22/02                      10,000                  10,001

  General Motors Acceptance Corporation, VR,
     3.67%, 12/10/01                         10,000                  10,001

  Goldman Sachs, VR, 2.53%,
     11/15/01                                10,000                  10,000

  Hydro Quebec, 6.38%,
     1/15/02                                  5,000                   5,014

  International Lease Finance, VR,
     3.53%, 12/3/01                           5,000                   5,002

  Jackson National Life, VR, 2.47%,
     11/21/01                                10,000                   9,998

  Lincs Trust, VR, (144a),
     3.69%, 1/22/02                             370                     370

  Mellon Funding, VR,
     3.48%, 12/14/01                         13,000                  13,049

  Merrill Lynch, VR, 4.05%,
     11/1/01                                  4,675                   4,680

  Morgan Stanley Dean Witter
     6.38%, 8/1/02                            9,000                   9,170

     6.50%, 12/31/01                         10,000                  10,020

     VR, 2.44%, 1/28/02                       3,000                   3,001

     VR, 2.50%, 11/28/01                     20,000                  20,006
  Paccar Financial, VR,
     2.43%, 1/28/02                           9,000                   9,006

  Prudential Funding, VR, (144a),
     3.66%, 11/16/01                         17,000                  17,008

  Quebec Province
     7.50%, 7/15/02                          18,995                  19,480

     8.93%, 9/1/02                            1,200                   1,249

  Salomon Smith Barney Holdings, VR,
     3.77%, 11/8/01                          10,000                  10,006

  US Bancorp, VR, 2.71%,
     11/8/01                                  5,000                   5,004

  Total Medium-Term Notes
  (Cost 334,897)                                                    334,897

  FUNDING AGREEMENTS  3.0%

  Allstate Life Insurance, VR
     3.22%, 11/1/01 !                        10,000                  10,000

     3.75%, 12/3/01 !                        15,000                  15,000

  GE Life & Annuity, VR,
     3.46%, 12/12/01 !                       15,000                  15,000

  Peoples Benefit Life Insurance, VR
     2.78%, 11/1/01 !                        20,000                  20,000

     2.79%, 11/1/01 !                        10,000                  10,000

  Protective Life Insurance, VR,
  3.66%, 12/3/01 !                            5,000                   5,000

  Security Life of Denver,
  2.43%, 11/29/01 !                          10,000                  10,000

  Total Funding Agreements
  (Cost 85,000)                                                      85,000

  Total Investments in Securities
  98.3% of Net Assets
  (Cost 2,831,000)                                                2,831,000

  Other Assets Less Liabilities                                      47,793

  NET ASSETS                                                      2,878,793

  Net Assets Consist of:
  Undistributed net realized
  gain(loss)                                                            123

  Paid-in-capital applicable
  to 2,878,672,456 shares of $0.0001
  par value capital stock outstanding;
  4,000,000,000 shares of
  the Corporation authorized                                      2,878,670

  NET ASSETS                                                      2,878,793

  NET ASSET VALUE PER SHARE                                            1.00

         !        Private Placement
         VR       Variable Rate
         FR       Floating Rate
         4(2)     Commercial Paper sold within terms of a private placement
                  memorandum, exempt from registration under section 4.2 of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors".
         144a     Security was purchased pursuant to Rule 144a under the
                  Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to 1.8% of net assets.


  The accompanying notes are an integral part of these financial statements.


  T. Rowe Price Summit GNMA Fund
--------------------------------------------------------------------------------
                                                              October 31, 2001

Statement of Net Assets                                         Par      Value
--------------------------------------------------------------------------------
                                                                 In thousands


  U.S. GOVERNMENT MORTGAGE-BACKED
  SECURITIES 87.5%

  U.S. Government Guaranteed
  Obligations 79.1%

  Government National Mortgage Assn.
    I
     5.50%, 2/15/29                           1,637                   1,631

     6.00%, 12/15/08 - 3/15/16                8,124                   8,445

     6.50%, 8/15/16 - 7/15/29                 9,177                   9,507

     7.00%, 3/15/13 - 7/15/31                12,569                  13,163

     7.50%, 9/15/12 - 11/15/30                5,156                   5,446

     8.00%, 4/15/17 - 4/15/30                 1,496                   1,600

     8.50%, 6/15/16 - 3/15/27                 1,045                   1,120

     9.00%, 8/15/08 - 8/15/21                   478                     524

     9.50%, 6/15/09 - 7/15/20                   159                     175

     10.00%, 12/15/17 - 3/15/2                  729                     815

     10.50%, 7/15/15 - 11/15/19                 267                     304

     11.00%, 12/15/09 - 12/15/15                 37                      42

     11.50%, 7/15/15                             15                      17
       II

     6.00%, 1/20 - 9/20/31                    5,667                   5,739

     6.50%, 10/20/28 - 8/20/31                4,877                   5,023

     7.00%, 10/20/30                          1,003                   1,044

     7.50%, 1/20/31                           2,577                   2,700

     8.00%, 5/20 - 6/20/29                      339                     358

     8.50%, 6/20/29                              36                      38

     9.00%, 5/20/22 - 3/20/25                    94                     100

     9.50%, 2/20/17 - 12/20/20                   85                      94

     10.00%, 1/20/14 - 3/20/21                   77                      86

     11.00%, 9/20/17                              9                      11

  CMO, Principal Only,
  Zero Coupon,
     3/16/28                                    310                     272

  GPM, I

     9.50%, 7/15/09                              26                      29

     10.00%, 8/15/13                              2                       2

  Project Loan, I

     6.75%, 2/15/41                             534                     550

     7.37%, 8/15/33                             392                     421

     8.00%, 11/15/17                            366                     402

  REMIC, CMO

     5.00%, 8/16/28                         $   700                 $   697

     6.50%, 10/20/26 - 9/20/28                1,800                   1,891

     7.00%, 5/16/24                           3,000                   3,190

     7.50%, 1/16/27                           1,000                   1,058

  TBA, II

     6.00%, 5/20/31                           2,250                   2,279

     7.00%, 12/20/01                          4,000                   4,165

                                                                     72,938

  U.S. Government Agency Obligations  8.4%

  Federal Home Loan Mortgage

  MPC
     6.50%, 7/1/14                            2,492                   2,597

     7.00%, 11/1/30                           1,012                   1,054

     CMO, 6.502%, 11/25/30                      350                     370

  Federal National Mortgage Assn.
     6.00%, 5/15/11                             875                     947

  CMO, REMIC,
     5.00%, 8/25/22                               7                       6

         CMO, STRIP, Interest Only,
     8.50%, 4/1/22 **                           167                      28

  MPC, 6.00%, 9/1/13                          2,635                   2,721

                                                                      7,723

  Total U.S. Government
  Mortgage-Backed Securities
  (Cost 77,521)                                                      80,661

  NON-U.S. GOVERNMENT MORTGAGE-BACKED

  SECURITIES  5.4%

  Bankboston Home Equity
  Loan Trust,
     6.35%, 2/25/13                             727                     766

  JP Morgan Chase, CMO,
     6.26%, 3/15/33                             625                     655

  Mellon Residential Funding,
     5.945%, 2/25/11                            750                     781

  The Money Store Home Equity Trust,
     6.575%, 1/15/39                            722                     757

  Washington Mutual, CMO,
     5.63%, 9/25/31                           2,000                   2,037

  Total Non-U.S. Government
  Mortgage-Backed Securities
  (Cost 4,850)                                                        4,996

  ASSET-BACKED SECURITIES                                               1.8%

  Citibank Credit Card Issuance Trust,
     6.90%, 10/17/07                            700                     768

  Reliant Energy Transport Bond Company,
     5.63%, 9/15/15                             900                     918

  Total Asset-Backed Securities
  (Cost 1,631)                                                        1,686

  U.S. GOVERNMENT OBLIGATIONS 3.0%

  U.S. Treasury Obligations                                             3.0%

  U.S. Treasury Notes
     4.625%, 5/15/06                        $ 2,000                 $ 2,090

     5.75%, 8/15/10                             600                     666

  Total U.S. Government Obligations
  (Cost 2,584)                                                        2,756

  Money Market Funds                                                    8.4%

  T. Rowe Price Reserve
  Investment Fund, 3.07% #                    7,733                   7,733

  Total Money Market Funds
  (Cost 7,733)                                                        7,733

  Total Investments in Securities
  106.1% of Net Assets
  (Cost 94,319)                                                     $ 97,832


Futures Contracts
                                                Contract          Unrealized
                                Expiration         Value          Gain (Loss)
                                ----------         -----          -----------
                                                       In thousands

Long, 32 5-Year U.S.
 Treasury Notes,
31,000 Par of U.S.
Treasury Bills pledged
as initial margin                    12/01          3,516               133

Net payments (receipts)
of variation
margin to date                                                         (119)

Variation margin receivable
(payable) on open futures
contracts                                                                14

Other Assets
Less Liabilities                                                     (5,642)

NET ASSETS                                                          $ 92,204
                                                                    --------

Net Assets Consist of:
Undistributed net
investment income (loss)                                               (335)

Undistributed net
realized gain (loss)                                                   (626)

Net unrealized gain (loss)                                            3,646

Paid-in-capital applicable to
9,187,853 shares of 0.0001 par
value capital stock outstanding;
4,000,000,000 shares of the

Corporation authorized                                               89,519

NET ASSETS                                                          $92,204
                                                                    -------

NET ASSET VALUE PER SHARE                                           $ 10.04
                                                                    -------


   **       For Interest Only securities, amount represents notional
            principal, on which the fund receives interest
    #       Seven-day yield
  CMO       Collateralized Mortgage Obligation
  GPM       Graduated Payment Mortgage
  MPC       Mortgage Pass-through Certificate
REMIC       Real Estate Mortgage Investment Conduit
  TBA       To be announced security was purchased on a forward commitment basis


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Summit Income Funds
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands

  x                                            Cash                       x
  x                                        Reserves                    GNMA
  x                                            Fund                    Fund

  x                                            Year                    Year
  x                                           Ended                   Ended
  x                                        10/31/01                10/31/01

  Investment Income (Loss)
  Interest income                           $39,652                 $ 5,070

  Expenses
  Investment management
  and administrative                         12,308                     460

  Net investment
  income (loss)                             127,344                   4,610

  Realized and Unrealized Gain (Loss)
  Net realized gain (loss)
     Securities                                 143                     630

     Futures                                   --                       123

     Net realized
     gain (loss)                                143                     753

  Change in net unrealized gain (loss)
     Securities                                --                     4,073

     Futures                                   --                       149

     Change in net unrealized gain (loss)      --                     4,222

  Net realized and un
  realized gain (loss)                          143                   4,975

  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                    $127,487                $ 9,585
                                            -------------------------------


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Summit Cash Reserves Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                               Year
                                              Ended
                                           10/31/01                10/31/00

  Increase (Decrease) in Net Assets

  Operations
     Net investment
     income (loss)                          127,344                 151,137

     Net realized
     gain (loss)                                143                     (56)

     Increase (decrease) in
     net assets from operations             127,487                 151,081

  Distributions to shareholders
     Net investment income                 (127,344)               (151,137)

  Capital share transactions *
     Shares sold                          3,730,233               3,992,677

     Distributions reinvested               122,682                 144,782

     Shares redeemed                     (3,518,674)             (4,033,595)

     Increase (decrease) in
     net assets from capital
     share transactions                     334,241                 103,864

  Net Assets

  Increase (decrease)
     during period                          334,384                 103,808

  Beginning of period                     2,544,409               2,440,601

  End of period                          $2,878,793              $2,544,409
                                          ---------------------------------

  *Share information
     Shares sold                          3,730,233               3,992,677

     Distributions reinvested               122,682                 144,782

     Shares redeemed                     (3,518,674)             (4,033,595)

     Increase (decrease) in
     shares outstanding                     334,241                 103,864


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Summit GNMA Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                               Year
                                              Ended
                                           10/31/01                10/31/00

  Increase (Decrease) in Net Assets
  Operations
     Net investment
     income (loss)                          $ 4,610                 $ 3,983

     Net realized
     gain (loss)                                753                    (996)

     Change in net
     unrealized gain (loss)                   4,222                   1,059

     Increase (decrease) in
     net assets from operation                9,585                   4,046

  Distributions to shareholders
     Net investment income                   (4,612)                 (3,983)

  Capital share transactions *
     Shares sold                             34,527                  20,931

     Distributions reinvested                 3,361                   2,748

     Shares redeemed                        (13,542)                (24,700)

     Increase (decrease) in net
     assets from capital
     share transactions                      24,346                  (1,021)

     Net Assets
     Increase (decrease)
     during period                           29,319                    (958)

     Beginning of period                     62,885                  63,843

     End of period                          $92,204                 $62,885
                                            -------                 -------

  *Share information
  Shares sold                                 3,556                   2,254

     Distributions reinvested                   345                     296

     Shares redeemed                         (1,396)                 (2,669)

     Increase (decrease) in
     shares outstanding                       2,505                    (119)

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Summit Income Funds
--------------------------------------------------------------------------------
                                                           October 31, 2001

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Summit Income Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Summit Cash Reserves Fund (the Cash Reserves Fund) and the Summit GNMA Fund (the GNMA Fund) are two portfolios established by the corporation and commenced operations on October 29, 1993. The Cash Reserves Fund seeks preservation of capital and liquidity and, consistent with these, the highest possible current income. The GNMA Fund seeks a high level of income and maximum credit protection by investing at least 65% of total assets in GNMA securities backed by the full faith and credit of the U.S. government.

     The  accompanying  financial  statements  were prepared in accordance  with
     generally  accepted  accounting  principles,   which  require  the  use  of
     estimates made by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Except for securities held by the Cash Reserves Fund, investments in securities with original maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities held by the GNMA Fund with original maturities less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields. Securities held by the Cash Reserves Fund are valued at amortized cost.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Financial futures contracts are valued at closing settlement prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of that fund, as authorized by the Board of Directors.

     Premiums and Discounts Premiums and discounts on debt securities, other than mortgage-backed securities (MBS), are amortized for both financial reporting and tax purposes. Premiums and discounts on all MBS are recognized upon disposition or principal repayment as gain or loss for financial reporting purposes. For tax purposes, premiums and discounts on MBS acquired on or before June 8, 1997, are recognized upon disposition or principal repayment as ordinary income. For MBS acquired after June 8, 1997, premiums are recognized as gain or loss; discounts are recognized as gain or loss, except to the extent of accrued market discount.

     In November, 2000, the American Institute of Certified Public Accountants issued a revised Audit and Accounting Guide-Audits of Investment Companies (the guide), which will be adopted by the fund as of November 1, 2001. The guide requires all premiums and discounts on debt securities to be amortized, and gain/loss on paydowns of MBS to be accounted for as interest income. Upon adoption, the fund will adjust the cost of its MBS, and corresponding unrealized gain/loss thereon, in the amount of the cumulative amortization that ould have been recognized had amortization been in effect from the purchase date of each holding. This adjustment will have no effect on the fund's net assets or results of operations.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Payments ("variation margin") made or received by each fund to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on futures contracts are included in Change in net unrealized gain or loss in the accompanying financial statements.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with their investment objectives, the funds engage in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of each fund are described more fully in each fund's prospectus and Statement of Additional Information.

     Futures Contracts During the year ended October 31, 2001, the GNMA Fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and interest rates. Purchases and sales of portfolio securities for GNMA Fund, other than short-term and U.S. government securities, aggregated 6,520,000 and 2,946,000, respectively, for the year ended October 31, 2001. Purchases and sales of U.S. government securities aggregated 68,587,000 and 50,620,000, respectively, for the year ended October 31, 2001.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. In 2001, the Cash Reserves Fund utilized 60,000 of capital loss carryforwards for federal income tax purposes. In 2001, the GNMA Fund utilized 925,000 of capital loss carryforwards for federal income tax purposes. As of October 31, 2001, the GNMA Fund has 470,000 of capital loss carryforwards, all of which expires in 2008. Each fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At October 31, 2001, the costs of investments for the Cash Reserves and GNMA Funds for federal income tax purposes were substantially the same as for financial reporting and totaled 2,831,000,000 and 94,319,000, respectively. For the Cash Reserve Fund, amortized cost is equivalent to value; and for the GNMA Fund, net unrealized gain aggregated 3,513,000 at period end, of which 3,589,000 related to appreciated investments and 76,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     Each fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management and administrative agreement between each fund and the manager provides for an all-inclusive annual fee, of which 1,177,000 and 66,000 were payable at October 31, 2001 by the Cash Reserves Fund and GNMA Fund, respectively. The fee, computed daily and paid monthly, is equal to 0.45% of average daily net assets for the Cash Reserves Fund and 0.60% of average daily net assets for the GNMA Fund. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to each fund, and interest, taxes, brokerage commissions, directors' fees and expenses, and extraordinary expenses are paid directly by each fund.

     Cash Reserves Fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. Price Associates provides program management, investment advisory, and administrative services to various state-sponsored college savings plans, which offer portfolios that invest in registered mutual funds (underlying funds) as investment options. These college savings plans do not invest in the underlying funds for the purpose of exercising management or control. As approved by the corporation's Board of Directors, Cash Reserves Fund bears the cost of shareholder servicing associated with each college savings plan in proportion to the average daily value of its shares owned by the college savings plan. For the year ended October 31, 2001, Cash Reserves Fund was charged 33,000 for shareholder servicing costs related to the college savings plans. At October 31, 2001, approximately 0.10% of the outstanding shares of Cash Reserves Fund were held by college savings plans.

     The GNMA Fund may invest in the T. Rowe Price Reserve  Investment  Fund and
     T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the GNMA Fund for the year ended October 31, 2001, totaled 215,000, and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price Summit Income Funds
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors of T. Rowe Price Summit Funds, Inc. and Shareholders of Summit Cash Reserves Fund and Summit GNMA Fund

     In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Summit Cash Reserves Fund and Summit GNMA Fund (comprising T. Rowe Price Summit Funds, Inc., hereafter referred to as the "Funds") at October 31, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     November 19, 2001

T. Rowe Price Summit Income Funds
--------------------------------------------------------------------------------

Annual Meeting Results
--------------------------------------------------------------------------------

The T. Rowe Price Summit Income Funds held an annual meeting on October 23, 2001, to elect an expanded slate of directors to increase the number of independent directors serving the funds.

The results of voting were as follows (by number of shares):

M. David Testa
Affirmative:               1,513,839,882.775
Withhold:                  44,878,377.358
Total:                     1,558,718,260.133

William T. Reynolds
Affirmative:               1,513,353,921.918
Withhold:                  45,364,338.215
Total:                     1,558,718,260.133

Calvin W. Burnett
Affirmative:               1,507,658,736.729
Withhold:                  51,059,523.404
Total:                     1,558,718,260.133

Anthony W. Deering
Affirmative:               1,512,712,937.592
Withhold:                  46,005,322.541
Total:                     1,558,718,260.133

Donald W. Dick, Jr.
Affirmative:               1,513,071,343.977
Withhold:                  45,646,916.156
Total:                     1,558,718,260.133

David K. Fagin
Affirmative:               1,513,046,954.804
Withhold:                  45,671,305.329
Total:                     1,558,718,260.133

F. Pierce Linaweaver
Affirmative:               1,510,159,907.138
Withhold:                  48,558,352.995
Total:                     1,558,718,260.133

Hanne M. Merriman
Affirmative:               1,512,503,438.009
Withhold:                  46,214,822.124
Total:                     1,558,718,260.133

John G. Schreiber
Affirmative:               1,513,185,863.809
Withhold:                  45,532,396.324
Total:                     1,558,718,260.133

Hubert D. Vos
Affirmative:               1,511,512,320.481
Withhold:                  47,205,939.652
Total:                     1,558,718,260.133

Paul M. Wythes
Affirmative:               1,511,441,991.485
Withhold:                  47,276,268.648
Total:                     1,558,718,260.133

James S. Riepe
Affirmative:               1,513,720,967.849
Withhold:                  44,997,292.284
Total:                     1,558,718,260.133


For fund and account information
or to conduct transactions,
24 hours, 7 days a week
 By touch-tone telephone
Tele*Access(registered trademark) 1-800-638-2587
By Account Access on the Internet www.troweprice.com/access


For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
 on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospect us appropriate to the fund or funds covered in this report.

Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street

Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Chicago Area
1900 Spring Road, Suite 104
Oak Brook

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

New Jersey/New York Area
51 JFK Parkway, 1st Floor
Short Hills, New Jersey

San Francisco Area
1990 North California Boulevard, Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C., Area
Downtown
900 17th Street N.W.
Farragut Square

Tysons Corner
1600 Tysons Boulevard
Suite 150

T. Rowe Price Invest with Confidence (registered trademark)
T. Rowe Price Investment Services, Inc., Distributor.      C09-050  10/31/01